                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

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PRINCIPAL           DATE          MATURITY       LOAN NO       CALL     COLLATERAL     ACCOUNT       OFFICER     INITIALS
$25,000,000.00     10-06-1997
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.



BORROWERS:      SEARCH FUNDING II, INC.                                 SEARCH FINANCIAL SERVICES HOLDING COMPANY
                SEARCH FINANCIAL SERVICES OF FLORIDA, INC.              SEARCH FINANCIAL SERVICES OF GEORGIA, INC.
                SEARCH FINANCIAL SERVICES OF LOUISIANA, INC.            SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC.
                SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC.          SEARCH FINANCIAL SERVICES OF TENNESSEE, INC.
                SEARCH FINANCIAL SERVICES OF TEXAS, INC.



LENDER:         HIBERNIA NATIONAL BANK
                (TIN: 72-0210640)
                313 CARONDELET STREET
                POST OFFICE BOX 61540
                NEW ORLEANS, LOUISIANA  70161

================================================================================

THIS LOAN AGREEMENT between SEARCH FUNDING II, INC., SEARCH FINANCIAL SERVICES HOLDING COMPANY, SEARCH FINANCIAL SERVICES OF FLORIDA, INC., SEARCH FINANCIAL SERVICES OF GEORGIA, INC., SEARCH FINANCIAL SERVICES OF LOUISIANA, INC., SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC., SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC., SEARCH FINANCIAL SERVICES OF TENNESSEE, INC., and SEARCH FINANCIAL SERVICES OF TEXAS, INC. (collectively "BORROWERS" and individually "BORROWER") and HIBERNIA NATIONAL BANK ("LENDER") is made and executed on the following terms and conditions. Borrowers have applied to Lender for a loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws - Secured Transactions (La.-R.S. 10:9-101, et seq.). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

    AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Loan Agreement from time to time.

    BORROWER. The words "Borrower" and "Borrowers" mean individually, collectively and interchangeably SEARCH FUNDING II, INC., SEARCH FINANCIAL SERVICES HOLDING COMPANY, SEARCH FINANCIAL SERVICES OF FLORIDA, INC., SEARCH FINANCIAL SERVICES OF GEORGIA, INC., SEARCH FINANCIAL SERVICES OF LOUISIANA, INC., SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC., SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC., SEARCH FINANCIAL SERVICES OF TENNESSEE, INC., SEARCH FINANCIAL SERVICES OF TEXAS, INC., and all other entities signing the Note.

    BORROWING BASE. The words "Borrowing Base" mean the lesser of (a) $25,000,000.00; or (b) the sum of (i) the lesser of (1) $17,000,000.00
    ("THE ELIGIBLE NON-PRIME AUTO PAPER SUBLIMIT"), or (2) 65% of the aggregate amount of the outstanding principal and interest owed under Eligible Non-Prime Auto Paper, and (ii) the lesser of (1) $8,000,000.00 ("THE ELIGIBLE CONSUMER PAPER SUBLIMIT"), or (2) 65% of the aggregate amount of the outstanding principal and interest owed under Eligible Consumer Paper. Borrowers shall have the right to decrease the Eligible Non-Prime Auto Paper Sublimit, no more than once during each calendar month, and increase the Eligible Consumer Paper Sublimit by the amount of the Eligible Non-Prime Auto Paper Sublimit decrease. Borrowers shall not have the right to decrease the Eligible Consumer Paper Sublimit and increase the Eligible Non-Prime Auto Paper Sublimit. Each Eligible Non-Prime Auto Paper Sublimit decrease/Eligible Consumer Paper Sublimit increase must be $5,000,000.00, or more, in increments of $500,000.00. At least five (5) Business Days before the effective date of each Eligible Non-Prime Auto Paper Sublimit decrease/Eligible Consumer Paper Sublimit increase, Borrowers shall provide Lender with written notice containing (a) the amount of the sublimit decrease/increase, and (b) the effective date of the sublimit increase/decrease.

    BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in New Orleans, Louisiana, excluding Saturdays and Sundays.

    CONSUMER PAPER. The words "Consumer Paper" mean a negotiable instrument or other writing which evidences a monetary obligation of a natural person incurred for personal, family, or household purposes. Consumer Paper does not include (a) obligations of legal entities, or (b) obligations incurred for commercial or agricultural purposes.

    COLLATERAL. The word "Collateral" means and includes individually, collectively, interchangeably and without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise, including all accessions, additions, replacements, and substitutions and all related accounts, inventory, and general intangibles. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

    DEBTOR. The word "Debtor" means individually, collectively and interchangeably each person or entity obligated upon any Non-Prime Auto Paper or Consumer Paper and any grantor of a security interest as security for any Non-Prime Auto Paper or Consumer Paper.

    ELIGIBLE CONSUMER PAPER. The words "Eligible Consumer Paper" mean, at any time, the Consumer Paper of SEARCH FINANCIAL SERVICES HOLDING COMPANY, SEARCH FINANCIAL SERVICES OF FLORIDA, INC., SEARCH FINANCIAL SERVICES OF GEORGIA, INC., SEARCH FINANCIAL SERVICES OF LOUISIANA, INC., SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC., SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC., SEARCH FINANCIAL SERVICES OF TENNESSEE, INC., and SEARCH FINANCIAL SERVICES OF TEXAS, INC., which Lender, in the reasonable exercise of its credit judgment, finds acceptable. Unless otherwise agreed to by Lender in writing, Eligible Consumer Paper does not include:

         (a) Consumer Paper that is not encumbered by a first lien priority perfected Security Interest, granted in favor of Lender, where first lien priority perfection is confirmed by evidence or opinions reasonably acceptable to Lender.

         (b) Consumer Paper that is not free and clear of all security interests, liens, encumbrances, and claims of third parties, except for Permitted Liens.

         (c) Consumer Paper in which any person or entity (including any subsidiary or affiliate of any Borrower) other than Borrowers owns any interest.

10-06-1997                        LOAN AGREEMENT                          PAGE 2
LOAN NO.                           (CONTINUED)
================================================================================

         (d) Consumer Paper that is not in the possession of Lender or a custodian approved in writing by Lender.

         (e) Consumer Paper with three (3) or more cumulative contractual payments past due, where a contractual payment is considered past due only if the Debtor has paid less than NINETY PERCENT (90%) of the amount of the contractual payment due (i.e., if a Debtor pays 90% or more of a contractual payment it is not considered past due).

         (f) Consumer Paper with respect to which the Debtor has been granted more than two (2) extensions during the most recent consecutive twelve
         (12) month period.

         (g) Consumer Paper of any Debtor who, after incurring the indebtedness evidenced by the Consumer Paper, has filed or has had filed against it a petition in bankruptcy, insolvency proceeding, or other proceeding under any other debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay the debts of the Debtor as such debts become due; or who is in a debt repayment, consolidation or restructure plan under the auspices, direction or control of any entity or agency involved in providing credit rehabilitation or counseling service (including, without limitation, Consumer Credit Counselors).

         (h) Consumer Paper that has been referred to an attorney for collection.

         (i) Consumer Paper that evidences a security interest in any goods that are in the possession of any Borrower or any agent of any Borrower.

         (j) Consumer Paper that represents a renewal or a restructure of a monetary obligation, in whole or in part, in which the prior delinquency of the Debtor was a consideration in the renewal or restructure.

         (k) Consumer Paper not payable in substantially equal monthly installments until maturity or with a final installment equal to two or more times the regular monthly installments.

         (l) Consumer Paper with respect to which the Debtor is a shareholder, director, officer, employee or agent of any Borrower.

         (m) Consumer Paper with respect to which the Debtor is a subsidiary of, or affiliated with or related to, any Borrower or any shareholder, director or officer of any Borrower.

         (n) Consumer Paper with respect to which the obligations of the Debtor may be conditional.

         (o) Consumer Paper with respect to which the Debtor is not a resident of the United States or Puerto Rico, except to the extent such Consumer Paper is supported by security interests, insurance, bonds, or other assurances reasonably satisfactory to Lender.

         (p) Consumer Paper with respect to which any Borrower is or may become liable to the Debtor for goods sold or services rendered by the Debtor to any Borrower.

         (q) Consumer Paper which is subject to any discount (other than discounts for unearned interest), credit, dispute, counterclaim or setoff in favor of the Debtor.

         (r) Consumer Paper with respect to which Lender, using its reasonable credit judgment, deems ineligible.

         (s) Consumer Paper not supported by appropriate documentation as determined by Lender in its sole, but reasonable, discretion.

ELIGIBLE NON-PRIME AUTO PAPER. The words "Eligible Non-Prime Auto Paper" mean, at any time, the Non-Prime Auto Paper of SEARCH FUNDING II, INC., which Lender, in the reasonable exercise of its credit judgment, finds acceptable. Unless otherwise agreed to by Lender in writing, Eligible Non-Prime Auto Paper does not include:

         (a) Non-Prime Auto Paper that is not encumbered by a first priority perfected Security Interest, granted in favor of Lender, where first priority perfection is confirmed by evidence or opinions reasonably acceptable to Lender.

         (b) Non-Prime Auto Paper that is not free and clear of all security interests, liens, encumbrances, and claims of third parties, except for Permitted Liens.

         (c) Non-Prime Auto Paper in which any person or entity (including any subsidiary or affiliate of any Borrower) other than SEARCH FUNDING II, INC., owns any interest.

         (d) Non-Prime Auto Paper that evidences a security interest in a motor vehicle that has not been perfected within a reasonable time after origination of the Non-Prime Auto Paper.

         (e) Non-Prime Auto Paper that is not delivered to Lender or a custodian approved by Lender within a reasonable period (as determined by Lender in its sole discretion) after origination or acquisition.

         (f) Non-Prime Auto Paper with three (3) or more cumulative contractual payments past due, where a contractual payment is considered past due only if the Debtor has paid less than NINETY PERCENT (90%) of the amount of the contractual payment due (i.e., if a Debtor pays 90% or more of a contractual payment it is not considered past due).

         (g) Non-Prime Auto Paper with respect to which the Debtor has been granted more than two (2) extensions during the most recent consecutive twelve (12) month period.

         (h) Non-Prime Auto Paper of any Debtor who, after incurring the indebtedness evidenced by the Non-Prime Auto Paper, has filed or has had filed against it a petition in bankruptcy, insolvency proceeding, or other proceeding under any other debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay the debts of the Debtor as such debts become due; or who is in a debt repayment, consolidation or restructure plan under the auspices, direction or control of any entity or agency involved in providing credit rehabilitation or counseling service (including, without limitation, Consumer Credit Counselors).

         (i) Non-Prime Auto Paper that has been referred to an attorney for collection.

10-06-1997                      LOAN AGREEMENT                            PAGE 3
LOAN NO.                          (CONTINUED)
================================================================================
         (j) Non-Prime Auto Paper that evidences a security interest in any goods that are in the possession of any Borrower or any agent of any Borrower.

         (k) Non-Prime Auto Paper that represents a renewal or a restructure of a monetary obligation, in whole or in part, in which the prior delinquency of the Debtor was a consideration in the renewal or restructure.

         (l) Non-Prime Auto Paper not payable in substantially equal monthly installments until maturity or with a final installment equal to two or more times the regular monthly installments.

         (m) Non-Prime Auto Paper with respect to which the Debtor is a shareholder, director, officer, employee or agent of any Borrower.

         (n) Non-Prime Auto Paper with respect to which the Debtor is a subsidiary of, or affiliated with or related to, any Borrower or any shareholder, director or officer of any Borrower.

         (o) Non-Prime Auto Paper with respect to which the obligations of the Debtor may be conditional.

         (p) Non-Prime Auto Paper with respect to which the Debtor is not a resident of the United States, except to the extent such Non-Prime Auto Paper is supported by security interests, insurance, bonds, or other assurances reasonably satisfactory to Lender.

         (q) Non-Prime Auto Paper with respect to which any Borrower is or may become liable to the Debtor for goods sold or services rendered by the Debtor to any Borrower.

         (r) Non-Prime Auto Paper which is subject to any discount (other than discounts for unearned interest), credit, dispute, counterclaim or setoff in favor of the Debtor.

         (s) Non-Prime Auto Paper with respect to which Lender, using its reasonable credit judgment, deems ineligible.

         (t) Non-Prime Auto Paper not supported by appropriate documentation as determined by Lender in its sole, but reasonable, discretion.

    ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

    EXPIRATION DATE. The words "Expiration Date" mean the earlier of (a) in the event an Event of Default occurs, the date Lender demands repayment, in full, of the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid, (b) the date of termination of Lender's commitment to lend under this Agreement, or (c) the latest stated maturity date of the Note and any renewals and extensions of the Note (PROVIDED, HOWEVER, THAT LENDER HAS MADE NO COMMITMENT TO, AND IS NOT OBLIGATED TO, RENEW THE NOTE OR EXTEND THE MATURITY DATE OF THE NOTE).

    GRADE D PAPER. The words "Grade D Paper" mean and include all Non-Prime Auto Paper for which the Debtor is sent more than one statement per calendar month and all other Non-Prime Auto Paper which otherwise conforms to "D paper" grading standards for the non-prime automobile loan industry.

    GRANTOR. The word "Grantor" means and includes individually, collectively, interchangeably and without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation each Borrower and each Guarantor granting such a Security Interest.

    GUARANTOR. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation, SEARCH FINANCIAL SERVICES INC., and each and all other guarantors, sureties, and accommodation parties in connection with any Indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means and includes individually, collectively, interchangeably and without limitation, any and all present and future loans, extensions of credit, liabilities and/or obligations of every nature and kind whatsoever that any Borrower may now and in the future owe to or incur in favor of Lender and its successors or assigns, including without limitation, the indebtedness of Borrowers in favor of Lender under the Note, whether such loans, extensions of credit, liabilities and/or obligations are direct or indirect, or by way of assignment, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, together with interest, costs, expenses, attorneys' fees and other fees and charges, whether or not any such Indebtedness may be barred under any statute of limitations or may be otherwise unenforceable or voidable for any reason.

    LENDER. The word "Lender" means HIBERNIA NATIONAL BANK (TIN: 72-0210640), its successors and assigns, and any subsequent holder or holders of the Note, or any interest therein.

    LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the section titled "LINE OF CREDIT."

    LOAN. The words "Loan" and "Loans" mean and include any and all loans and financial accommodations from Lender to Borrowers (or any Borrower) hereunder whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of any Loan.

    NOTE. The word "Note" means the promissory note or notes of Borrowers evidencing the principal and interest repayment obligations of Borrowers under the Line of Credit, as well as any substitute, replacement or refinancing note or notes therefor. The Note initially evidencing the Line of Credit repayment obligations in favor of Lender shall be drawn for the maximum dollar amount of the Borrowing Base, shall provide for interest at the rate established for the Line of Credit, shall provide for payment, in full, of all principal interest and other charges by no later than the Expiration Date, and shall contain such other provisions (including, without limitation, provisions relating to calculation of interest, acceleration, default interest, cross-defaults, rights upon default, payment application, and attorneys' fees) as customarily incorporated by Lender in its commercial loan notes. ALTHOUGH THE WORD "NOTE" INCLUDES REFINANCINGS, LENDER IS UNDER NO OBLIGATION TO RENEW THE NOTE OR EXTEND THE MATURITY DATE OF THE NOTE OR ANY SUBSTITUTE, REPLACEMENT OR REFINANCING NOTE OR NOTES THEREFOR.

    NON-PRIME AUTO PAPER. The words "Non-Prime Auto Paper" mean a writing or writings which evidence BOTH a monetary obligation of a natural person incurred for personal, family, or household purposes AND a security interest in, or a lease of, a motor vehicle as security for payment of the monetary obligation. Non-Prime Auto Paper does not include (a) written evidences of unsecured monetary obligations, (b)

10-06-1997                        LOAN AGREEMENT                          PAGE 4
LOAN NO.                           (CONTINUED)
================================================================================
    written evidences of monetary obligations secured by goods other than motor vehicles, (c) obligations of legal entities, or (d) obligations incurred for commercial or agricultural purposes.

    PERMITTED LIENS. The words "Permitted Liens" mean (a) Security Interests securing Indebtedness owed by Borrowers to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens securing obligations which were incurred prior to the acquisition by any Borrower of the property subject to such liens; (d) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent or are being contested in good faith; and (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by Lender in writing.

    RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements, and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

    SECURITY AGREEMENT. The words "Security Agreement" mean and include individually, collectively, interchangeably and without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

    SECURITY INTEREST. The words "Security Interest" mean and include individually, collectively, interchangeably and without limitation any and all present and future mortgages, pledges, crop pledges, assignments and other security agreements directly or indirectly securing the repayment of the Note, whether created by law, contract, or otherwise.

APPLICATION FOR AND PURPOSE OF THE LOAN. Borrowers have applied to Lender for a Loan in the aggregate principal amount of $25,000,000.00 for working capital.

LINE OF CREDIT. Lender agrees to make Advances to Borrowers from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrowers may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

    CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and any subsequent Advance to or for the account of Borrowers under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

         (a) Lender shall have received evidence that this Agreement and all other Related Documents have been duly authorized, executed, and delivered by Borrowers to Lender, including, without limitation (i) the Note, (ii) Security Agreements granting to Lender Security Interests in the Collateral, (iii) Financing Statements perfecting Lender's Security Interests; (iv) Custodian Agreements designating the Lender approved custodians to take and maintain possession for Lender of the Non-Prime Auto Paper and Consumer Paper of each Borrower whose Non-Prime Auto Paper and Consumer Paper is not all held at Lender's offices, (v) evidence of Insurance as required below; and (vi) any other documents required under this Agreement or by Lender or its counsel.

         (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may reasonably request.

         (c) Lender shall have received such written opinions or agreements as are reasonably acceptable to Lender and its counsel that the form of note, security agreement, disclosure statement and other documents used in connection with Non-Prime Auto Paper and Consumer Paper originated by Borrowers complies and conforms with all applicable laws, ordinances, rules, and regulations, which opinions or agreements shall run in favor of Lender in the event Lender acquires ownership of any of the Non-Prime Auto Paper and Consumer Paper originated by Borrowers on the forms covered by the opinions or agreements.

         (d) The Security Interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority, subject to Permitted Liens, and shall be in full force and effect and Lender shall have received evidence, acceptable to Lender, of the priority of Lender's Security Interests in the Collateral as contemplated by this Agreement.

         (e) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and shall be in full force and effect.

         (f) Lender, at its option and for its sole benefit, shall have conducted a review of the payment records, ledger sheets, and computer tapes or disks kept to record payment information of Borrowers, and other books, records, and operations of Borrowers, and Lender shall be satisfied as to their condition.

         (g) Borrowers shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the other Related Documents as are then due and payable.

         (h) The representations and warranties set forth in this Agreement, in the other Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct in all material respects.

         (i) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrowers shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

    MAKING LOAN ADVANCES. Advances under the Line of Credit, as well as directions for payment from accounts of any Borrower, may be requested orally or in writing by persons authorized, in writing, by any Borrower. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of each Borrower (a) when credited to any deposit account of any Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, not earlier than noon, New Orleans time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

    INITIAL ADVANCE. The proceeds of the initial Advance under the Line Credit shall be used to pay the full amounts due under all other lines of credit extended by Lender to any Borrower and each Borrower agrees that once the initial Advance is made under the Line of Credit provided for in this Agreement, all other outstanding lines of credit from Lender to Borrowers are terminated and Lender is not obligated to fund any advance requested under any such other line of credit.

    OVERLINES AND OVERADVANCES. In the event the unpaid principal amount of the outstanding Advances under the Line of Credit ever exceeds the maximum dollar amount of the Note ($25,000,000.00 ), Borrowers agree to pay the excess amount (an "OVERLINE") within two (2) Business Days after notice from Lender to Borrowers. In the event the unpaid principal amount of the outstanding Advances under the Line

10-06-1997                        LOAN AGREEMENT                          PAGE 5
LOAN NO.                           (CONTINUED)
================================================================================

    of Credit ever exceeds the Borrowing Base, Borrowers agree to pay the excess amount (an "OVERADVANCE") within two (2) Business Days after notice from Lender to Borrowers. Overlines and overadvances shall bear interest at the rate stated in the Note. If not sooner paid, interest on overlines and overadvances shall be paid on the last day of each month, until the Expiration Date. Upon request of Lender, Borrowers shall execute a promissory note, payable to the order of Lender, to represent the amount of any overline and any overadvance; however, Borrowers acknowledge and agree that the records of Lender and this Agreement shall constitute conclusive evidence, absent manifest error, of any overline or overadvance and the obligation of Borrowers to repay any overline or overadvance, with interest. All overlines and overadvances for which Lender has not demanded payment earlier, and all unpaid and accrued interest on overlines and overadvances not due and payable earlier, shall be due and payable on the Expiration Date. BORROWERS ACKNOWLEDGE AND AGREE THAT LENDER IS NOT OBLIGATED TO BORROWERS TO FUND ANY ADVANCE THAT WOULD CREATE AN OVERLINE OR AN OVERADVANCE.

    ADVANCES FOR INTEREST AND FEES. Borrowers hereby authorize Lender to make Advances under the Line of Credit in amounts necessary to pay any and all fees and charges provided for under this Agreement and in order to pay any accrued interest due under the Note. Any such Advance may, at the option of Lender, be funded directly to Lender or deposited into a deposit account of any Borrower maintained with Lender (including a Dominion Account) which account may then be debited by Lender for the amount of such Advances. If no Event of Default has occurred, Lender hereby agrees to make all Advances necessary to pay any and all fees and charges provided for under this Agreement and in order to pay any accrued interest due under the Note even if the Advance creates an Overline or an Overadvance, and Borrowers agree to pay the amount of any such Overline or Overadvance within two (2) Business Days after notice from Lender to Borrowers.

    INTEREST. The outstanding and unpaid principal balance under the Note and any overline and any overadvance shall bear interest at the rate stated in the Note. Borrowers shall make payments of unpaid interest accrued on the outstanding and unpaid principal balance under the Note as provided for in the Note. All unpaid and accrued interest not due and payable earlier, shall be due and payable on the Expiration Date.

    MANDATORY PRINCIPAL REPAYMENTS. On the Expiration Date, Borrowers shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

    FACILITY CHARGES. Borrowers recognize that Lender has incurred and will continue to incur certain costs and expenses in connection with establishing, maintaining, servicing, and administering the Line of Credit. To ensure that Lender is able to recover such costs and expenses, Borrowers agree that, notwithstanding any other provision of this Agreement, the Note, or the other Related Documents, Lender shall be entitled to collect the following facility charges, which Borrowers hereby promise and agree to pay:

         COMMITMENT FEE. A commitment fee of $25,000.00, payable at the time of the making of the initial Advance.

         MONITORING FEE. A monitoring fee of $3,000.00 per month [$1,500.00 for Non-Prime Auto Paper and $1,500.00 for Consumer Paper] for each month or portion of a month during the term of this Agreement. The monitoring fee for a month is due and payable on the first day of the following month.

         ANNUAL RENEWAL FEE. An annual renewal fee of $62,500.00 [0.250% of the maximum dollar amount of the Note - $25,000,000.00], payable, in full, on each annual anniversary of this Agreement prior to the Expiration Date.

         COLLATERAL STORAGE AND SERVICE FEE. A collateral storage and service fee of $500.00 per month for each month or portion of a month during the term of this Agreement, due and payable on the first day of the following month.

         UNUSED FACILITY FEE. An unused facility fee, in addition to interest, on the daily average unused portion of the Line of Credit [the "unused portion" being the amount by which the maximum dollar amount of the Note ($25,000,000.00) exceeds the outstanding principal balance due under the Note] from the date of this Agreement through the Expiration Date, at the rate of 0.070% per annum, payable for each three (3) calendar month period (each calendar quarter), in arrears, fifteen
         (15) days after the last day of each calendar quarter.

         DUE DILIGENCE EXPENSES. All reasonable expenses incurred by Lender, including Lender's reasonable attorneys' fees, for Lender's due diligence, payable by Borrowers upon demand by Lender.

    EARLY TERMINATION. Lender agrees that Borrowers shall have the right to terminate this Agreement prior to the Expiration Date upon Borrowers (a) giving Lender ninety (90) days' written notice of termination and designating a termination effective date, (b) paying Lender, on the designated termination effective date, the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid, AND (c) paying Lender, on the designated termination effective date, a commitment cancellation charge equal to (i) 4.000% of the maximum dollar amount of the Note [$25,000,000.00] if the early termination date occurs during the first year after the date of the Note, (ii) 3.000% of the maximum dollar amount of the Note if the early termination occurs during the second year after the date of the Note, and (iii) 1.000% of the maximum dollar amount of the Note if the early termination occurs during the third year after the date of the Note. In the event, after the date of this Agreement, a renewal or substitute Note is executed to represent the Line of Credit indebtedness, these commitment cancellation charges shall apply during the term of the renewal or substitute Note (i.e., the "date of the Note" for purposes determining commitment cancellation charges shall be the date of the renewal or substitute Note), unless the renewal or substitute Note specifically provides otherwise.

    LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the Line of Credit. Lender shall provide Borrowers with periodic statements of the loan account of Borrowers, which statements shall be considered to be correct and conclusively binding on Borrowers, absent manifest error, unless Borrowers notify Lender to the contrary within thirty (30) days after the receipt by Borrowers of any such statement which Borrowers deem to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrowers to Lender, Borrowers shall grant to Lender Security Interests in the present and future chattel paper, instruments, accounts, inventory, documents and general intangibles of Borrowers (the "COLLATERAL"). Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrowers agree and represent and warrant to Lender:

    PERFECTION OF SECURITY INTERESTS. Borrowers agree to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral and agree to deliver possession to Lender, or to a custodian approved in writing by Lender, of all property included in the Collateral for which possession by Lender is necessary to perfect and continue Lender's Security Interests. Lender acknowledges and agrees that delivery of certificates of title to motor vehicles in which a security interest has been granted as security for the payment of Non-Prime Auto Paper are not necessary by law to perfect and continue Lender's Security Interests in the Collateral. Contemporaneous with the execution of this Agreement, each Borrower will execute one or more UCC financing

10-06-1997                       LOAN AGREEMENT                           PAGE 6
LOAN NO.                           (CONTINUED)
================================================================================
    statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Each Borrower hereby appoints
    Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest.
    Lender may at any time, and without further authorization from any Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrowers will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's Security Interest in the Collateral. Borrowers promptly will notify Lender of any change in the name of any Borrower including any change to the assumed business names of any Borrower. Borrowers also promptly will notify Lender of any change in the Employer Identification Number of any Borrower. Borrowers further agree to notify Lender in writing prior to any change in address or location of the chief executive office of any Borrower or should any Borrower merge or consolidate with any other entity.

    CROSS COLLATERALIZATION. Each Borrower acknowledges that all collateral of each Borrower is collateral for all Loans made under this Agreement.

    DELIVERY AND POSSESSION OF ELIGIBLE PAPER. Each Borrower shall deliver to Lender, or to a custodian approved in writing by Lender, all original instruments representing all Eligible Non-Prime Auto Paper and all Consumer Paper. Upon request of Lender, each Borrower shall deliver to Lender, or to a custodian approved in writing by Lender, all other Eligible Non-Prime Auto Paper and Consumer Paper documentation, including, without limitation, all original disclosure statements, security agreements, financing statements (unless financing statements are filed in which event Lender will be provided with a copy showing filing information), and all other supporting documentation. Also, upon request of Lender, Borrowers shall deliver the original certificates of title to all motor vehicles in which a security interest has been granted as security for the payment of Non-Prime Auto Paper. With respect to Borrowers, Lender and any custodian shall be deemed to have exercised reasonable care in the custody and preservation of all Non-Prime Auto Paper and Consumer Paper documents (including instruments and certificates of title) in the possession of Lender or any custodian if Lender or the custodian takes such action for that purpose as any Borrower shall request or as Lender, in Lender's sole discretion, or the custodian shall deem appropriate under the circumstances, but failure to honor any request by any Borrower shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in any Non-Prime Auto Paper or any Consumer Paper against Debtors or other parties, nor to protect, preserve or maintain any security interest evidenced by any Non-Prime Auto Paper or securing any Consumer Paper. In the event any Eligible Non-Prime Auto Paper or any Consumer Paper is held by a custodian, each Borrower shall (a) execute a Custodian Agreement, in form and substance satisfactory to Lender, by which the custodian is appointed to hold Non-Prime Auto
    Paper and Consumer Paper for the benefit of Lender, and (b) affix and maintain a conspicuous legend to all Non-Prime Auto Paper and Consumer Paper delivered to the custodian clearly identifying the Non-Prime Auto Paper and Consumer Paper as subject to a security interest in favor of Lender.

    INSPECTION AND EXAMINATION BY GOVERNMENTAL AGENCIES. Lender agrees to allow, and agrees to direct any custodian acting for Lender to allow, inspection and examination of all Non-Prime Auto Paper and Consumer Paper and Non-Prime Auto Paper and Consumer Paper records by all governmental agencies with regulatory powers over Borrowers, as and where required by such agencies (including, if necessary, returning Non-Prime Auto Paper and Consumer Paper and Non-Prime Auto Paper and Consumer Paper records to the jurisdiction of origination). All costs incurred by Lender or any custodian in connection with any such governmental agency inspection or examination will be paid by Borrowers.

    COLLATERAL SCHEDULES. Concurrently with the delivery of each Non-Prime Auto Paper package and each Consumer Paper package under this Agreement, Borrowers shall execute and deliver to Lender a statement for each package identifying the current principal balance and next payment due, and such other information as Lender may request, all in form and substance satisfactory to Lender. Thereafter and at such frequency as Lender shall require, Borrowers shall execute and deliver to Lender such supplemental statements and such other matters and information relating to the Non-Prime Auto Paper and Consumer Paper as Lender may request.

    COLLATERAL RECORDS. Borrowers do now, and at all times hereafter shall, keep correct and accurate records of the Collateral and all payment and balance information, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Non-Prime Auto Paper and the Consumer Paper, Borrowers agree to keep and maintain such balance and payment history records as Lender may reasonably require, including, without limitation, delinquency information.

    REPRESENTATIONS AND WARRANTIES CONCERNING NON-PRIME AUTO PAPER. With respect to the Non-Prime Auto Paper, Borrowers represent and warrant to
    Lender: (a) all present Non-Prime Auto Paper represents, and all future Non-Prime Auto Paper will represent, loans acquired by SEARCH FUNDING II, INC., in the ordinary course of its business, and in compliance and conformity with all applicable federal, state and local laws, ordinances, rules, and regulations, (b) all Non-Prime Auto Paper represented by Borrowers to be Eligible Non-Prime Auto Paper for purposes of this Agreement conforms to the requirements of the definition of Eligible Non-Prime Auto Paper; (c) all Non-Prime Auto Paper information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (d) Lender, its assigns, or agents shall have the right at any time to inspect, examine, and review the records of Borrowers and to verify and confirm with Debtors the accuracy of such Non-Prime Auto Paper information, and Borrowers agree to reimburse Lender for all of Lender's reasonable out-of-pocket expenses incurred in connection with any such inspection, examination, or review (excluding personnel costs of Lender or personnel costs of any independent contractor retained by Lender to conduct or assist in any such inspection, examination, or review).

    REPRESENTATIONS AND WARRANTIES CONCERNING CONSUMER PAPER. With respect to the Consumer Paper, Borrowers represent and warrant to Lender: (a) all present Consumer Paper represents, and all future Consumer Paper will represent, loans originated or acquired by Borrowers in the ordinary course of the business of Borrowers and in compliance and conformity with all applicable federal, state and local laws, ordinances, rules, and regulations, (b) all Consumer Paper represented by Borrowers to be Eligible Consumer Paper for purposes of this Agreement conforms to the requirements of the definition of Eligible Consumer Paper; (c) all Consumer Paper information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (d) Lender, its assigns, or agents shall have the right at any time to inspect, examine, and review the records of Borrowers and to verify and confirm with Debtors the accuracy of such Consumer Paper information, and Borrowers agree to reimburse Lender for all of Lender's reasonable out-of-pocket expenses incurred in connection with any such inspection, examination, or review (excluding personnel costs of Lender or personnel costs of any independent contractor retained by Lender to conduct or assist in any such inspection, examination, or review).

    RIGHT TO COLLECT. Borrowers may collect amounts due under any Non-Prime Auto Paper and any Consumer Paper, subject to the obligation of Borrowers to deposit all collections in a Dominion Account. At any time after any Event of Default occurs, Lender may exercise its rights to collect the Non-Prime Auto Paper and the Consumer Paper and to notify Debtors to make payments directly to Lender for application to the Indebtedness.

    RELEASE OF COLLATERAL. Borrowers may apply to Lender for a release of Collateral from the Security Interests in connection with a sale of Collateral outside of the ordinary course of business or in bulk. The release application will identify the Collateral to be sold, the gross sales price, an itemization of sales price attributed to the Collateral sold if the sale includes property of persons or entities other than Borrowers, the net sale proceeds to be deposited into the Dominion Account, and such other information as Lender may reasonably request. Lender agrees to approve a release request if (a) no Overline shall be created or increased under the Line of Credit after the sale and the net sales proceeds attributable to the Collateral sold are deposited into the Dominion Account, (b) no Event of Default has occurred and the sale will

10-06-1997                       LOAN AGREEMENT                           PAGE 7
LOAN NO.                           (CONTINUED)
================================================================================
    not result in the occurrence of an Event of Default, and (c) the effect of the sale on the financial condition of Borrowers and Guarantors will not result in a breach of any of the Financial Covenants contained in this Agreement. Any approval by Lender of a requested release will be evidenced by a separate writing and shall be effective upon the deposit of the net sale proceeds attributable to the Collateral sold, in good funds, into the Dominion Account. Lender agrees to execute all appropriate release documents for an approved release request and agrees to deliver the executed release documents to Borrowers, or the designee of Borrowers, upon deposit of the net sale proceeds attributable to the Collateral sold into the Dominion Account or, if requested by Borrowers or the Collateral purchaser, to allow the executed release documents to be held by an escrow agent pending deposit of the net sales proceeds attributable to the Collateral sold into the Dominion Account.

DOMINION ACCOUNT. Borrowers shall establish and maintain one or more deposit accounts with Lender or with a bank designated by Lender ("DOMINION ACCOUNT") into which Borrowers shall deposit, daily, all amounts paid on any Non-Prime Auto Paper and any Consumer Paper and from sales of any of the Collateral. All deposits shall be made, in kind, no later than the first Business Day after receipt by any Borrower. Borrowers shall have no right to draw upon any Dominion Account. On the second Business Day after a deposit into a Dominion Account, the amount of the deposit shall be drawn from the Dominion Account by Lender and applied to repayment of the Loan.

LOCK BOX. Borrowers agree to instruct, in writing, all Debtors and others responsible for making payments on Non-Prime Auto Paper or on Consumer Paper and other amounts due to any Borrower to make all payments to an address selected by Lender. Lender also has the independent right, but not a duty, to notify Debtors and others responsible for making payments on Non-Prime Auto Paper, on Consumer Paper, or on other amounts due to any Borrower to make all payments to the address selected by Lender. All payments received by Lender and all payments received by any Borrower will be deposited, daily, into a Dominion Account. All deposits of payments received by Lender shall be made to a Dominion Account no later than the first Business Day after receipt by Lender.

REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

    ORGANIZATION. SEARCH FUNDING II, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas, and is duly qualified to do business in, and in good standing under the laws of, Arizona, Colorado, Florida, Georgia, Indiana, Kansas, Mississippi, Missouri, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee, Utah and Virginia. SEARCH FUNDING II, INC., is not qualified to do and is not doing business in any other jurisdiction.
    SEARCH FINANCIAL SERVICES HOLDING COMPANY, is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas. SEARCH FINANCIAL SERVICES HOLDING COMPANY, is not qualified to do and is not doing business in any other jurisdiction.
    SEARCH FINANCIAL SERVICES OF FLORIDA, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas, and is duly qualified to do business in, and in good standing under the laws of Florida and Texas. SEARCH FINANCIAL SERVICES OF FLORIDA, INC., is not qualified to do and is not doing business in any other jurisdiction. SEARCH FINANCIAL SERVICES OF GEORGIA, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas, and is duly qualified to do business in, and in good standing under the laws of Georgia and Texas. SEARCH FINANCIAL SERVICES OF GEORGIA, INC., is not qualified to do and is not doing business in any other jurisdiction. SEARCH FINANCIAL SERVICES OF LOUISIANA, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Louisiana. SEARCH FINANCIAL SERVICES OF LOUISIANA, INC., is not qualified to do and is not doing business in any other jurisdiction. SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas, and is duly qualified to do business in, and in good standing under the laws of Oklahoma and Texas. SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC., is not qualified to do and is not doing business in any other jurisdiction.
    SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of Puerto Rico, and is duly qualified to do business in, and in good standing under the laws of Puerto Rico. SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC., is not qualified to do and is not doing business in any other jurisdiction. SEARCH FINANCIAL SERVICES OF TENNESSEE, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas, and is duly qualified to do business in, and in good standing under the laws of Tennessee and Texas. SEARCH FINANCIAL SERVICES OF TENNESSEE, INC., is not qualified to do and is not doing business in any other jurisdiction. SEARCH FINANCIAL SERVICES OF TEXAS, INC., is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Texas. SEARCH FINANCIAL SERVICES OF TEXAS, INC., is not qualified to do and is not doing business in any other jurisdiction.

    AUTHORIZATION. The execution, delivery and performance of this Agreement by each Borrower has been duly authorized, and does not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under the Articles of Incorporation or Bylaws of any Borrower, or any agreement or other instrument which may be binding upon any Borrower, or under any law or governmental regulation or court decree or order applicable to any Borrower and/or its properties. Each Borrower has the power and authority to enter into the Loan, to execute the Note and to grant collateral security therefor. Each Borrower has the further power and authority to own and to hold all of its assets and properties, and to carry on its business as presently conducted.

    STOCK OWNERSHIP. SEARCH FUNDING II, INC., and SEARCH FINANCIAL SERVICES HOLDING COMPANY is each a wholly owned subsidiary of SEARCH FINANCIAL SERVICES INC., a Delaware corporation that is a Guarantor of the Indebtedness. All other Borrowers are wholly owned subsidiaries of SEARCH FINANCIAL SERVICES HOLDING COMPANY.

    FIDUCIARY OBLIGATION OF BORROWERS. Each Borrower shall act in a fiduciary capacity as to Lender with regard to receipt and collection by each Borrower, in trust for and on behalf of Lender, of any and all amounts paid on the Collateral. ALL AMOUNTS PAID ON THE COLLATERAL SHALL BE DEPOSITED INTO A DOMINION ACCOUNT. Any diversion or use by any Borrower of any portion of any amount paid on the Collateral shall constitute an Event of Default.

    FINANCIAL INFORMATION. The annual audited financial statements furnished to Lender by Borrowers are and were prepared in accordance with generally accepted accounting principles. The other financial statements furnished to Lender by Borrowers are and were prepared in accordance with generally accepted accounting principles (with the exception of year-end adjustments and footnoting), and all fairly present, in all material respects, the financial condition and solvency of the entity or consolidated group to which they relate as of the date thereof. To the best of the knowledge of Borrowers, no Borrower has any contingent obligations or liabilities that were not disclosed or reserved against in the financial statements of Borrowers or in the notes thereto. Since the dates of such financial statements, there has been no material adverse change in the financial condition or business of any Borrower.

    DEBT OF BORROWERS. With the exception of indebtedness owed to others to be paid with the first Advance under the Line of Credit, no Borrower has any obligation for borrowed money, including capital leases, other than (a) trade debt incurred in the normal course of business, (b) indebtedness of any Borrower to others that is subordinated by written agreement to the Indebtedness, and (c) indebtedness to Lender under this Agreement.

    PROPERTIES. Except with respect to Permitted Liens, Borrowers own and have good title to all of the properties of Borrowers free and clear of all security interests, and no Borrower has executed any security documents or financing statements relating to such properties. All of the properties of Borrowers are titled in the legal name of Borrowers, and no Borrower has used, or filed a financing statement under, any other name (other than the former names of each Borrower disclosed in this Agreement) for at least the last five (5) years. Lender

10-06-1997                       LOAN AGREEMENT                         PAGE 8
LOAN NO.                           (CONTINUED)
================================================================================

    recognizes, however, that Borrowers may elect not to apply for registration of a certificate of title to any repossessed motor vehicle if, under applicable law, Borrowers are allowed to resell the repossessed vehicle without such registration.

    HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section - 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub.L.No.99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section - 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ?6901, et seq., or other applicable federal, state or local laws, regulations, rules or ordinances adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrowers agree, represent and warrant that: (a) during the period of ownership by any Borrower of the properties of any Borrower, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties; (b) no Borrower has any knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and
    (c) neither any Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state and local laws, regulations, rules and ordinances, including without limitation those laws, regulations, rules and ordinances described above. Borrowers authorize Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of this Agreement. Any inspections or tests made by Lender shall be at the expense of Borrowers and for the purposes of Lender only and shall not be construed to create any responsibility or liability on the part of Lender to any Borrower or to any other person. The representations and warranties contained herein are based on the due diligence of Borrowers in investigating the properties for hazardous waste. Each Borrower hereby (i) releases and waives any future claims against Lender for indemnity or contribution in the event any Borrower becomes liable for cleanup or other costs under any such laws, and (ii) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to the ownership by any Borrower or interest of any Borrower in the properties, whether or not the same was or should have been known to any Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

    LITIGATION. There are no suits or proceedings pending, or to the knowledge of Borrowers, threatened against or affecting any Borrower, any Guarantor, or the assets of any Borrower or any Guarantor, before any court or by any governmental agency, other than those previously disclosed in documents filed by any Borrower or any Guarantor with the Securities and Exchange Commission and delivered to Lender by any Borrower or any Guarantor, which, if adversely determined, may have a material adverse effect on the financial condition or business of any Borrower or any Guarantor.

    TAXES. To the best of the knowledge of Borrowers, all tax returns and reports of each Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrowers in good faith in the ordinary course of business and for which adequate reserves have been provided.

    LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, no Borrower has entered into or granted any security agreements, or permitted the filing or attachment of any security interests on or adversely affecting any of the Collateral directly or indirectly securing repayment of any of the Indebtedness, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral, except with respect to Permitted Liens.

    BINDING EFFECT. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of the Indebtedness are binding upon each Borrower as well as upon the successors, representatives and assigns of each Borrower, and are legally enforceable in accordance with their respective terms.

    COMMERCIAL PURPOSES. Borrowers intend to use the Loan proceeds solely for business or commercial related purposes.

    EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which any Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (a) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (b) no Borrower has withdrawn from any such plan or initiated steps to do so, and (c) no steps have been taken to terminate any such plan.

    LOCATION OF REGISTERED OFFICES. The registered office of each Borrower is as follows (or as Borrowers may otherwise notify Lender as required by this Agreement):


    SEARCH FUNDING II, INC., 600 North Pearl Street, Suite 2500, L.B.123, Dallas, Texas  75201-2899
    SEARCH FINANCIAL SERVICES HOLDING COMPANY, 600 North Pearl Street, Suite 2500, L.B. 123, Dallas, Texas 75201-2899
    SEARCH FINANCIAL SERVICES OF FLORIDA, INC., 600 North Pearl Street, Suite 2500, L.B. 123, Dallas, Texas 75201-2899
    SEARCH FINANCIAL SERVICES OF GEORGIA, INC., 600 North Pearl Street, Suite 2500, L.B. 123, Dallas, Texas 75201-2899
    SEARCH FINANCIAL SERVICES OF LOUISIANA, INC., 320 Somerulos Street, Baton Rouge, Louisiana  70802
    SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC., 600 North Pearl Street, Suite 2500, L.B. 123, Dallas, Texas 75201-2899
    SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC., 105 Ponce de Leon Avenue (Hato Rey), San Juan, Puerto Rico 00918
    SEARCH FINANCIAL SERVICES OF TENNESSEE, INC., 600 North Pearl Street, Suite 2500, L.B. 123, Dallas, Texas 75201-2899
    SEARCH FINANCIAL SERVICES OF TEXAS, INC., 600 North Pearl Street, Suite 2500, L.B. 123, Dallas, Texas 75201-2899

    LOCATION OF CHIEF EXECUTIVE OFFICES. The chief executive office of each Borrower [as pertinent under La.-R.S. 10:9- 103(3)(d) and similar applicable laws] is at 600 NORTH PEARL STREET, SUITE 2500, L.B. 123, DALLAS, TEXAS 75201- 2899, or as Borrower may otherwise notify Lender as required by this Agreement.

    LOCATION OF RECORDS. Each Borrower keeps its records concerning any of the Collateral at 600 NORTH PEARL STREET, SUITE 2500, L.B. 123, DALLAS, TEXAS 75201-2899, or as Borrower may otherwise notify Lender as required by this Agreement. Each Borrower, other than SEARCH FUNDING II, INC., hereby notifies Lender that it keeps records concerning Collateral at its branch offices in the jurisdiction in which it does business.

    TAX IDENTIFICATION NUMBER. The Tax Identification Numbers of Borrowers are as follows (which are the only Tax Identification Numbers used by Borrowers during the last ten (10) years):

10-06-1997                       LOAN AGREEMENT                           PAGE 9
LOAN NO.                           (CONTINUED)
================================================================================

             SEARCH FUNDING II, INC. - 75-2554995
             SEARCH FINANCIAL SERVICES HOLDING COMPANY - 75-2669329 SEARCH FINANCIAL SERVICES OF FLORIDA, INC. - 75-2678806 SEARCH FINANCIAL SERVICES OF GEORGIA, INC. - 75-2669332 SEARCH FINANCIAL SERVICES OF LOUISIANA, INC. - 72-1332091 SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC. - 75-2669336 SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC. - 66-0535659 SEARCH FINANCIAL SERVICES OF TENNESSEE, INC. - 75-2669335 SEARCH FINANCIAL SERVICES OF TEXAS, INC. - 75-2669330

    TRADE NAMES. No Borrower operates any of its businesses under any trade name, nor has any Borrower operated any of its businesses under any trade name for a period of ten (10) years preceding the date of this Agreement, other than as follows:

             SEARCH FUNDING II, INC. former names: SEARCH AUTOMOBILE LEASING CORPORATION, HASSLEFREE FINANCE CORP., and AUTOMOBILE CREDIT FINANCE CORPORATION, SERIES 1994-I

             SEARCH FINANCIAL SERVICES HOLDING COMPANY former name: SEARCH FINANCIAL SERVICES COMPANY


    INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrowers to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrowers to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrowers understand and agree that Lender is relying upon the above representations and warranties in making the above referenced Loan and extending Advances to Borrowers. Borrowers further agree that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as the Note shall be paid in full, or until the Expiration Date, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Each Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, each Borrower will:

    BUSINESS IN OTHER JURISDICTIONS. Promptly inform Lender in writing of the election of any Borrower to do business in any jurisdiction other than the jurisdiction of its incorporation, any jurisdiction in which it is qualified to do business as set forth under the REPRESENTATIONS AND WARRANTIES - Organization section of this Agreement, or such other jurisdiction in which Lender has a first priority perfected Security Interest in the Collateral of that Borrower. Upon request of Lender, each Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue the Security Interests of Lender in the Collateral for any other jurisdiction.

    CHANGES IN FINANCIAL CONDITION AND LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in the financial condition of any Borrower or any Guarantor, and (b) the threat of, the institution of, or any adverse determination by final judgment in, any litigation, arbitration proceeding or governmental proceeding which could reasonably be expected to involve a claim against any Borrower or any Guarantor for more than $100,000.00.

    FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and review its books and records at all reasonable times.

    FINANCIAL REPORTS. Prepare all annual financial statements and reports required to be provided under this Agreement in accordance with generally accepted accounting principles, applied on a consistent basis and prepare all other financial statements and reports required to be provided under this Agreement in accordance with generally accepted accounting principles (with the exception of year-end adjustments and footnoting), applied on a consistent basis, and each statement and report shall be certified as being true and correct, in all material respects, to the best knowledge and belief, by the chief financial officer of the entity for which the report was prepared or other person acceptable to Lender.

    ANNUAL FINANCIAL STATEMENTS - SEARCH FINANCIAL SERVICES. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) calendar days after the end of each fiscal year, fiscal year-end financial statements for SEARCH FINANCIAL SERVICES INC., the parent corporation of Borrowers. The fiscal year-end statements shall be furnished in the form of consolidated statements for SEARCH FINANCIAL SERVICES INC. and all of its subsidiaries, including Borrowers, and shall include consolidated balance sheet, consolidated income statement and consolidated statement of cash flows, with detailed schedules for each consolidated company attached, and shall be audited by a certified public accountant satisfactory to Lender and accompanied by the unqualified opinion of the certified public accountant. The certified public accounting firm of BDO Siedman shall be qualified as a certified public accountant satisfactory to Lender.

    MONTHLY FINANCIAL STATEMENTS - BORROWERS. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than twenty (20) calendar days after the end of each calendar month, month-end financial statements for each Borrower (including balance sheet and income statement) for the prior month, prepared and certified as correct, in all material respects, subject to year-end and quarter-end adjustments, to the best knowledge and belief, by the chief financial officer of each Borrower or other person acceptable to Lender.

    MONTHLY FINANCIAL STATEMENTS - SEARCH FINANCIAL SERVICES. Without demand or request by Lender, furnish Lender with, as soon as available, but in no event later than twenty (20) calendar days after the end of each calendar month, month-end financial statements (including balance sheet and income statement) for the parent corporation of Borrowers, SEARCH FINANCIAL SERVICES INC., prepared in the form of consolidated statements for the parent corporation and all of its subsidiaries, including Borrowers, for the prior month, prepared and certified as correct, in all material respects, subject to year-end and quarter-end adjustments, to the best knowledge and belief, by the chief financial officer of SEARCH FINANCIAL SERVICES INC., or other person acceptable to Lender.

    MONTHLY RECEIVABLES AGING SCHEDULES.  Without demand or request by
    Lender, furnish Lender with, as soon as available, but in no event later than fifteen (15) calendar days after the end of each calendar month, a schedule of the receivables of each Borrower (including chattel paper, instruments and accounts) by account debtor, with aging. Each monthly receivables schedule shall be prepared by each Borrower and certified as correct, in all material respects, to the best knowledge and belief, by the chief financial officer of each Borrower or other person acceptable to Lender, and shall be in form and content acceptable to Lender. The combined gross amount of receivables of Borrowers shown on monthly receivables reports must be equal to the combined amount of receivables shown on the monthly financial statements of Borrowers prepared for the same month-end. THESE SCHEDULES SHALL BE PROVIDED IN WRITTEN AND ELECTRONIC MEDIA FORM AND FORMAT ACCEPTABLE TO LENDER.

10-06-1997                    LOAN AGREEMENT                            PAGE 10
LOAN NO.                       (CONTINUED)
================================================================================
    BORROWING BASE CERTIFICATES. Without demand or request by Lender, by noon of each day Borrowers make a request for an Advance under the Line of Credit, by noon on the Wednesday following a week during which no Advance under the Line of Credit was requested, and at such other times as Lender may request, furnish Lender with a Borrowing Base Certificate, in reasonable detail and in form and content acceptable to Lender, prepared by Borrowers and certified as correct, to the best knowledge and belief, by the chief financial officer of Borrowers or other person acceptable to Lender, identifying the calculation of the Borrowing Base utilizing balance and eligibility information current as of the date the Borrowing Base Certificate is furnished to Lender.

    WEEKLY RECEIPTS SCHEDULES. Without demand or request by Lender, within four (4) Business Days after the end of each week and at such other times as Lender may request, furnish Lender with weekly receipts schedules identifying, in detail, each payment included in each Dominion Account deposit made by each Borrower during the prior week. Weekly receipt schedules shall be prepared by Borrowers and certified as correct, to the best knowledge and belief, by the chief financial officer of Borrowers or other person acceptable to Lender, and shall be in form and content acceptable to Lender.

    TAX RETURNS. Upon request of Lender, furnish Lender with copies of the most current federal tax returns filed by each Borrower and each Guarantor, with all schedules and supporting documentation.

    PUBLIC DOCUMENTS. Without demand or request by Lender, within thirty (30) calendar days of the filing of each, furnish Lender with copies of the 10-K, 10-Q, and each other document filed by each Borrower and each Guarantor with the Securities and Exchange Commission.

    ADDITIONAL INFORMATION. Furnish such additional information, statements and reports with respect to the financial condition and business operations of Borrowers and Guarantors as Lender may reasonably request from time to time.

    VEHICLE TITLES. Secure original certificates of title to all motor vehicles in which a security interest has been granted as security for the payment of Non-Prime Auto Paper and, upon request of Lender, allow inspection of all such original certificates of title or deliver possession of such original certificates of title to Lender, as requested by Lender. Lender acknowledges that an affiliate of Borrowers, rather than a Borrower, may be reflected as the secured party or lienholder on a certificate of title although the Non-Prime Auto Paper evidencing the security interest referred to on such certificate has been assigned to any Borrower.

    NOTICE TO DEBTORS. Notify, in writing, all present and future Debtors and others responsible for payment on any Non-Prime Auto Paper or any Consumer Paper, to send all payments on Non-Prime Auto Paper or Consumer Paper to the Lock Box address selected by Lender.

    INSURANCE. Maintain public liability insurance in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrowers, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days' prior written notice to Lender.

    INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; and (d) the expiration date of the policy.

    GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, on Lender's forms, and in the amounts and by the guarantors named below:

                 GUARANTOR                             AMOUNTS
                 ---------                            ---------
         SEARCH FINANCIAL SERVICES INC.               UNLIMITED

    OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between each Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

    LOAN PROCEEDS. Use all Loan proceeds solely for working capital needs of Borrowers incurred in the ordinary course of business of Borrowers.

    TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon any Borrower or properties, income, or profits of any Borrower, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of the properties, income, or profits of any Borrower. Provided, however, Borrowers will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrowers shall have established on the books of Borrowers adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting principles. Borrowers, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against properties, income or profits of Borrowers.

    PERFORMANCE. Perform and comply with all terms, conditions and provisions set forth in this Agreement and in all other instruments and agreements between each Borrower and Lender in a timely manner, and promptly notify Lender if any Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

    OPERATIONS. Substantially maintain its present executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance in all material respects with all applicable federal, state and local laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including, without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to the employee benefit plans of such Borrower.

    NON-PRIME AUTO PAPER FORMS. Acquire Non-Prime Auto Paper only on forms of notes, security agreements, disclosure statements and other documents that are all in compliance and conformity with all applicable laws, ordinances, rules, and regulations.

    CONSUMER PAPER FORMS. Originate and acquire Consumer Paper only on forms of notes, security agreements, disclosure statements and other documents that are all in compliance and conformity with all applicable laws, ordinances, rules, and regulations.

    BANKING RELATIONSHIP AND ACCOUNTS. Establish and maintain Lender as the principal and primary banking establishment of each Borrower and all significant operating accounts of each Borrower shall be maintained with Lender.

10-06-1997                    LOAN AGREEMENT                            PAGE 11
LOAN NO.                       (CONTINUED)
================================================================================
    INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral and the other properties of such Borrower and to examine or review the books, accounts, ledger sheets, and records of such Borrower and to make copies and memoranda of the books, accounts, ledger sheets, and records of such Borrower. If any Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer programs for the generation of such records) in the possession of a third party, such Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at the expense of Borrowers.

    CHANGE OF LOCATION. Immediately notify Lender in writing of any additions to or changes in any business location of such Borrower or the chief executive office of such Borrower.

    TITLE TO ASSETS AND PROPERTY. Maintain good and indefeasible title to all of the assets and properties of such Borrower.

    NOTICE OF DEFAULT AND ERISA MATTERS. Forthwith upon learning of the occurrence of any of the following, Borrowers shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrowers with respect thereto: (a) the occurrence of any Event of Default,
    (b) the occurrence or existence of matter or event which, with notice from Lender and expiration of any applicable cure period, would be an Event of Default, or (c) the occurrence of a Reportable Event or a Prohibited Transaction (as defined in ERISA) under, or the institution of steps by any Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrowers may have any liability.

    OTHER INFORMATION. From time to time, Borrowers will provide Lender with such other information as Lender may reasonably request.

    EMPLOYEE BENEFIT PLANS. So long as this Agreement remains in effect, each Borrower will maintain each employee benefit plan as to which it may have any liability, in compliance with all applicable requirements of law and regulations.

    OTHER AGREEMENTS. No Borrower will enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith.

    COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by the chief financial officer of each Borrower, or other person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct, in all material respects, as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

    ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Each Borrower covenants and agrees with Lender that, as long as this Agreement remains in effect, no Borrower shall, without the prior written consent of Lender:

    GRADE D PAPER ACQUISITIONS. Acquire Grade D Paper other than as a part of bulk acquisitions of seasoned Non-Prime Auto Paper pools from entities that have been actively engaged in the automobile loan industry for at least one
    (1) year prior to the acquisition. The value of Grade D Paper included in any such bulk acquisition may not exceed 15% of the value of the Non-Prime Auto Paper acquired.

    BULK PURCHASES. Make any bulk purchase of Non-Prime Auto Paper or Consumer Paper. Borrowers acknowledge and agree that Lender shall have the right to examine and inspect all matters, details and components of bulk purchases proposed by Borrowers and shall have the right to declare as ineligible any and all Non-Prime Auto Paper or Consumer Paper that Lender deems ineligible using its reasonable credit judgment.

    COMMINGLING OF ELIGIBLE PAPER. Include as Eligible Non-Prime Auto Paper or Eligible Consumer Paper, Non-Prime Auto Paper or Consumer Paper that is not owned solely by Borrowers.

    ISSUANCE OF SHARES. Issue, sell or otherwise dispose of, any shares of its capital stock or other securities, or rights, warrants or options to purchase or acquire any shares or securities of any Borrower other than shares of its capital stock issued as stock dividends; provided, however, that (a) each Borrower shall be allowed to issue its shares and securities to, and acquire its shares and securities from, its parent corporation, and
    (b) each Borrower may also issue its shares and securities to, and acquire its shares and securities from, others if, after the transaction, SEARCH FINANCIAL SERVICES INC., owns and controls, directly or indirectly, more than 50% of the voting rights for the election of directors.

    REDEMPTION OF SHARES. Redeem, retire or repurchase any shares of its capital stock or other securities, except as permitted under "Issuance of Shares," above.

    INDEBTEDNESS AND LIENS. (a) Create, incur or assume obligations for borrowed money, including capital leases, other than (i) trade debt incurred in the normal course of business, or (ii) indebtedness to Lender contemplated by this Agreement, (b) except as allowed as a Permitted Lien grant a security interest in, or otherwise encumber, any of the Collateral,
    (c) sell, transfer, or otherwise alienate any of the inventory of any Borrower outside of the normal course of business, or (d) sell, transfer, or otherwise alienate any chattel paper, instruments or accounts of any Borrower other than as allowed under this Agreement.

    CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which that Borrower is presently engaged, (b) operate under any trade name other than trade names, if any, identified in this Agreement, (c) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business, or (d) purchase or retire any of the outstanding shares or alter or amend the capital structure of any Borrower, except in each case as permitted under "Issuance of Shares," above.

    LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets other than in the ordinary course of business, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

FINANCIAL COVENANTS - SEARCH FINANCIAL SERVICES HOLDING. Each Borrower covenants and agrees with Lender that as long as this Agreement remains in effect each Borrower and Guarantor shall comply with the following financial covenants:

    DEFINITIONS. For purposes of testing compliance with these Financial Covenants the following terms shall have the following meanings. Except as otherwise provided by these defined terms, all computations made to determine compliance with these Financial Covenants shall

10-06-1997                     LOAN AGREEMENT                            PAGE 12
LOAN NO.                        (CONTINUED)
================================================================================
    be made on a consolidated basis for SEARCH FINANCIAL SERVICES HOLDING COMPANY, and all of its subsidiaries, in accordance with generally accepted accounting principles, applied on a consistent basis, and certified as true and correct, in all material respects, to the best knowledge and belief, by the chief financial officer of SEARCH FINANCIAL SERVICES HOLDING COMPANY, or other person acceptable to Lender.

         ADJUSTED NET WORTH. The term "Adjusted Net Worth" shall mean the Stated Net Worth of SEARCH FINANCIAL SERVICES HOLDING COMPANY, and its subsidiaries, on a consolidated basis, plus Subordinated Debt, less Intangibles, and less amounts (a) due from any shareholder, director, officer, employee or agent of SEARCH FINANCIAL SERVICES HOLDING COMPANY, or of any subsidiary or affiliate of SEARCH FINANCIAL SERVICES HOLDING COMPANY, or (b) due from any person or entity (other than a subsidiary) which is affiliated with, or related to, SEARCH FINANCIAL SERVICES HOLDING COMPANY, or any of its subsidiaries, or any of the shareholders, officers, or directors of SEARCH FINANCIAL SERVICES HOLDING COMPANY, or any of its subsidiaries.

         DEBT. The term "Debt" shall mean all liabilities of SEARCH FINANCIAL SERVICES HOLDING COMPANY, and its subsidiaries, on a consolidated basis, INCLUDING SUBORDINATED DEBT.

         INTANGIBLES. The term "Intangibles" shall mean all of the intangible assets of SEARCH FINANCIAL SERVICES HOLDING COMPANY, and its subsidiaries, on a consolidated basis, including goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible expenses, but excluding leaseholds and leasehold improvements.

         SUBORDINATED DEBT. The term "Subordinated Debt" shall mean indebtedness and liabilities of SEARCH FINANCIAL SERVICES HOLDING COMPANY, and its subsidiaries, which have been subordinated by written agreement to the Indebtedness, and to the indebtedness of any Guarantor to Lender, in form and substance acceptable to Lender.

         STATED NET WORTH. The term "Stated Net Worth" shall mean the total assets of SEARCH FINANCIAL SERVICES HOLDING COMPANY, and its subsidiaries, on a consolidated basis, less total Debt.

    MINIMUM ADJUSTED NET WORTH. SEARCH FINANCIAL SERVICES HOLDING COMPANY, shall maintain an Adjusted Net Worth of no less than $1,500,000.00.

    MAXIMUM LEVERAGE POSITION. SEARCH FINANCIAL SERVICES HOLDING COMPANY, shall maintain a leverage position of no more than 4.00 to 1.00, where leverage position is the result of the following formula:


                            Debt - Subordinated Debt
                      ------------------------------------
                      Stated Net Worth + Subordinated Debt

    TESTING FREQUENCY. Compliance with Minimum Adjusted Net Worth and Maximum Leverage Position requirements shall be tested quarterly (based on the fiscal year of SEARCH FINANCIAL SERVICES HOLDING COMPANY) based on the then most recent financial statements of SEARCH FINANCIAL SERVICES HOLDING COMPANY, and its subsidiaries, on a consolidated basis.

FINANCIAL COVENANTS - GUARANTOR. Each Borrower covenants and agrees with Lender that as long as this Agreement remains in effect each Borrower and Guarantor shall comply with the following financial covenants:

    DEFINITIONS. For purposes of testing compliance with these Financial Covenants the following terms shall have the following meanings. Except as otherwise provided by these defined terms, all computations made to determine compliance with these Financial Covenants shall be made on a consolidated basis for SEARCH FINANCIAL SERVICES INC., and all of its subsidiaries, in accordance with generally accepted accounting principles, applied on a consistent basis, and certified as true and correct, in all material respects, to the best knowledge and belief, by the chief financial officer of SEARCH FINANCIAL SERVICES INC., or other person acceptable to Lender.

         ADJUSTED NET WORTH. The term "Adjusted Net Worth" shall mean the Stated Net Worth of SEARCH FINANCIAL SERVICES INC., and its subsidiaries, on a consolidated basis, plus Subordinated Debt, less Intangibles, and less amounts (a) due from any shareholder, director, officer, employee or agent of SEARCH FINANCIAL SERVICES INC, or of any subsidiary or affiliate of SEARCH FINANCIAL SERVICES INC., or (b) due from any person or entity (other than a subsidiary) which is affiliated with, or related to,SEARCH FINANCIAL SERVICES INC., or any of its subsidiaries, or any of the shareholders, officers, or directors of SEARCH FINANCIAL SERVICES INC., or any of its subsidiaries.

         DEBT. The term "Debt" shall mean all liabilities of SEARCH FINANCIAL SERVICES INC., and its subsidiaries, on a consolidated basis, INCLUDING SUBORDINATED DEBT.

         INTANGIBLES. The term "Intangibles" shall mean all of the intangible assets of SEARCH FINANCIAL SERVICES INC., and its subsidiaries, on a consolidated basis, including goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible expenses, but excluding leaseholds and leasehold improvements.

         SUBORDINATED DEBT. The term "Subordinated Debt" shall mean indebtedness and liabilities of SEARCH FINANCIAL SERVICES INC., and its subsidiaries, which have been subordinated by written agreement to the Indebtedness, and to the indebtedness of any Guarantor to Lender, in form and substance acceptable to Lender.

         STATED NET WORTH. The term "Stated Net Worth" shall mean the total assets of SEARCH FINANCIAL SERVICES INC., and its subsidiaries, on a consolidated basis, less total Debt.

    MINIMUM ADJUSTED NET WORTH. SEARCH FINANCIAL SERVICES INC., shall maintain an Adjusted Net Worth of no less than $15,000,000.00 until October 1, 1997. Beginning October 1, 1997, SEARCH FINANCIAL SERVICES INC., shall maintain an Adjusted Net Worth of no less than $20,000,000.00.

    MAXIMUM LEVERAGE POSITION. SEARCH FINANCIAL SERVICES INC., shall maintain a leverage position of no more than 5.00 to 1.00, where leverage position is the result of the following formula:

                            Debt - Subordinated Debt
                       ------------------------------------
                       Stated Net Worth + Subordinated Debt

    TESTING FREQUENCY. Compliance with Minimum Adjusted Net Worth and Maximum Leverage Position requirements shall be tested quarterly (based on the fiscal year of SEARCH FINANCIAL SERVICES INC.) based on the then most recent financial statements of SEARCH FINANCIAL SERVICES INC., and its subsidiaries, on a consolidated basis.

10-06-97                        LOAN AGREEMENT                           PAGE 13
LOAN NO.                         (CONTINUED)
================================================================================

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to any Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) any Borrower or any Guarantor is in default under the terms of this Agreement or any of the other Related Documents or any other agreement that any Borrower or any Guarantor has with Lender, (b) any Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt, (c) there occurs a material adverse change in the financial condition of any Borrower or any Guarantor, or in the total value of the Collateral securing any Loan, (d) any Borrower or any Grantor seeks, claims or otherwise attempts to limit, modify or revoke any Security Interest granted to Lender, or (e) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

INSECURITY. Each Borrower agrees that, even though no Event of Default shall have occurred, Lender shall have the right to demand, by written notice to Borrowers, full repayment, subject to the provisions of this paragraph, of the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid, if (a) Lender in good faith deems itself insecure, or (b) the results of any annual review by Lender of books, records or operations of Borrowers or the Collateral are not satisfactory to Lender. If such a repayment demand is made by Lender, even though no Event of Default shall have occurred, Borrowers and Lender agree that, unless and until an Event of Default occurs, Borrowers shall continue to have the right to request and receive Advances under the Line of Credit, subject to the other terms and conditions of this Agreement; provided, however, that, sixty (60) days after notice of Lender's repayment demand under this provision, the percentage of the aggregate amount of the outstanding principal and interest owed to Borrowers under the Eligible Non- Prime Auto Paper and Eligible Consumer Paper used to determine the Borrowing Base under the Line of Credit shall be reduced by five
(5) percentage points and shall be further reduced by an additional five (5) percentage points every thirty (30) days thereafter. Additionally, after notice of Lender's repayment demand under this provision, Borrowers shall not be obligated to pay any of the commitment cancellation charges, unused facility fees, or annual renewal fees otherwise due and payable under this Agreement or any of the Related Documents.

DEPOSIT ACCOUNTS. As collateral security for repayment of the Indebtedness, each Borrower hereby grants Lender a continuing Security Interest in any and all funds that each Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which any Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Each Borrower further agrees that Lender may, after an Event of Default has occurred, apply any funds that any Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which any Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits) against the unpaid balance of the Indebtedness; provided, however, that the Event of Default prerequisite for application authority shall not apply to any Dominion Account.

SPECIFIC DEPOSIT ACCOUNT DEBIT AUTHORIZATION. Without any demand or notice whatsoever, each Borrower hereby authorizes Lender to debit any Dominion Account in order to pay any facility fee or facility charge due under this Agreement, in order to pay any overline or overadvance, and in order to pay any accrued interest due under the Note. Without any demand or notice whatsoever, each Borrower hereby authorizes Lender, after an Event of Default occurs, to debit any one or more of the other deposit accounts of any Borrower with Lender (with the exception of IRA, pension, and other tax- deferred deposits) in order to pay any facility fee or facility charge due under this Agreement, in order to pay any overline or overadvance, and in order to pay any accrued interest due under the Note. Each Borrower hereby waives the right to notice of any account debit effected in accordance with this authorization, including, without limitation, the notice provided for under La.-R.S. 6:316, as amended.

EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

    PAYMENT OF DIVIDENDS BY SEARCH FINANCIAL SERVICES - BEFORE SEPTEMBER 30, 1997. Should SEARCH FINANCIAL SERVICES INC., before September 30, 1997, pay or declare any dividends on its stock (other than dividends payable in its stock) unless (a) its Adjusted Net Worth (as defined in the FINANCIAL COVENANTS - GUARANTOR section above) exceeds $15,000,000.00, and (b) payment of the dividend will not reduce its Adjusted Net Worth to an amount equal to or less than $15,000,000.00.

    PAYMENT OF DIVIDENDS BY SEARCH FINANCIAL SERVICES - ON AND AFTER SEPTEMBER 30, 1997. Should SEARCH FINANCIAL SERVICES INC., on or after September 30, 1997, pay or declare any dividends on its stock (other than dividends payable in its stock) unless (a) its Adjusted Net Worth (as defined in the FINANCIAL COVENANTS - GUARANTOR section above) exceeds $22,500,000.00, and (b) payment of the dividend will not reduce its Adjusted Net Worth to an amount equal to or less than $22,500,000.00.

    DEFAULT UNDER THE NOTE. Should Borrowers default in the payment of any amounts due and payable under the Note.

    DEFAULT UNDER DOMINION ACCOUNT OBLIGATIONS. Should any Borrower fail to deposit, into a Dominion Account, any collection made of any amounts due under any Non-Prime Auto Paper or any Consumer Paper, or any amount received from the sale of any inventory of any Borrower, within one (1) Business Day of receipt.

    DEFAULT IN PAYMENT OF OVERLINES OR OVERADVANCES. Should any Borrower default in the payment of any Overline or Overadvance within two (2) Business Days after notice from Lender to Borrowers.

    DEFAULT UNDER THIS AGREEMENT. Should any Borrower violate, or fail to comply fully with, any of the other terms and conditions of, this Agreement, and such violation or failure shall not have been remedied within fifteen (15) days after notice of such violation or failure by Lender to Borrowers.

    DEFAULT UNDER RELATED DOCUMENTS. Should any Guarantor violate, or fail to comply fully with, any of the other terms and conditions of, such Guarantor's guaranty of the Loan, and such violation or failure shall not have been remedied within fifteen (15) days after notice of such violation or failure by Lender to Borrowers. Should, after expiration of any applicable cure periods, any event of default occur or exist under any other Related Document.

    OTHER DEFAULTS IN FAVOR OF LENDER. Should any Borrower or any Guarantor default under any other loan, extension of credit, security agreement, or obligation in favor of Lender, and such default shall not have been remedied within fifteen (15) days after notice of such default by Lender to Borrowers.

    DEFAULT IN FAVOR OF THIRD PARTIES. Should any Borrower or any Guarantor default (after expiration of any applicable cure periods) under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement in favor of any other creditor or person involving in excess of $1,000,000.00, and such default shall not have been remedied within fifteen (15) days after notice of such default by Lender to Borrowers.

    INSOLVENCY. Should the suspension of business, failure or insolvency, however evidenced, of any Borrower or any Guarantor occur or exist.

    VOLUNTARY READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by any Borrower or any Guarantor.

10-06-1997                      LOAN AGREEMENT                           PAGE 14
LOAN NO.                         (CONTINUED)
================================================================================

    INVOLUNTARY READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought against any Borrower or any Guarantor, and such proceedings are not dismissed within sixty (60) days after commencement.

    ASSIGNMENT FOR BENEFIT OF CREDITORS. Should any Borrower or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

    RECEIVERSHIP. Should proceedings for the appointment of a receiver of all or any part of the property of any Borrower or any Guarantor, be commenced and such proceedings are not dismissed within sixty (60) days after commencement, or should a receiver be appointed for all or any part of the property of any Borrower or any Guarantor.

    DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of any Borrower or any Guarantor be commenced by any person or entity other than any Borrower and such proceedings are not dismissed within sixty (60) days after commencement, or should any Borrower or any Guarantor be dissolved or have a liquidator appointed.

    FALSE STATEMENTS. Should any representation or warranty of any Borrower or any Guarantor made in connection with the Loan prove to be incorrect or misleading in any material respect.

    DEFECTIVE COLLATERALIZATION - NON-PRIME AUTO PAPER. Should any Related Document granting Lender a Security Interest in any of the Non-Prime Auto Paper cease to be in full force and effect (including the failure of any such Related Document to create a valid and perfected security interest or lien in the Non-Prime Auto Paper) at any time for any reason.

    DEFECTIVE COLLATERALIZATION - CONSUMER PAPER. Should any Related Document granting Lender a Security Interest in any of the Consumer Paper cease to be in full force and effect (including the failure of any such Related Document to create a valid and perfected security interest or lien in the Consumer Paper) at any time for any reason.

    DEFECTIVE COLLATERALIZATION - OTHER COLLATERAL. Should any Related Document granting Lender a Security Interest in any of the Collateral other than Non-Prime Auto Paper or Consumer Paper cease to be in full force and effect (including the failure of any such Related Document to create a valid and perfected security interest or lien on such other Collateral) at any time for any reason, and such condition or failure shall not have been remedied within fifteen (15) days after notice thereof by Lender to Borrowers.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the other Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Loans immediately will become due and payable, all without notice of any kind to any Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise.

If any Event of Default shall occur, Lender shall have the right at its sole option, to accelerate payment of the Note in full, in principal, interest, costs, expenses, attorneys' fees, and other fees and charges, as well as to accelerate the maturity of any and all other loans and/or obligations that any Borrower may then owe to Lender, whether direct or indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, due or to become due, and whether now existing or hereafter arising, and whether any Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or as a surety, of every nature and kind whatsoever, whether any such indebtedness may be barred under any statute of limitations or otherwise may be unenforceable or voidable for any reason whatsoever.

If any Event of Default shall occur, Lender shall have the additional right, again at its sole option, to file an appropriate collection action against any Borrower and/or against any Guarantor, and/or to proceed, or exercise any rights, against any Collateral then securing repayment of the Note. Borrowers further agree that the remedies of Lender shall be cumulative in nature and nothing under this Agreement or otherwise, shall be construed as to limit or restrict the options and remedies available to Lender following any event of default under this Agreement or otherwise.

If any Event of Default shall occur, Lender shall have the additional right, again at its sole option, to notify Debtors to make payments directly to Lender and Lender may remove from the business premises of any Borrower, all documents, files, ledgers, computer tapes and disks, and all other records relating to the Collateral to facilitate in making direct collections. Borrowers shall be responsible for and pay all reasonable costs and expenses incurred by Lender in making direct collections, including Lender's internal costs and attorneys' fees. As soon as practical after receipt of payments directly from Debtors, Lender shall deposit the collections into a Dominion Account.

Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of any Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL DOCUMENTS. Borrowers shall provide Lender with the following additional documents:

    CORPORATE RESOLUTION - BORROWERS. Borrowers have provided or will provide Lender with a certified copy of resolutions properly adopted by the Board of Directors of each Borrower, and certified by the corporate secretary or assistant secretary of each Borrower, under which the Board of Directors of each Borrower authorized one or more designated officers or employees to execute this Agreement on behalf of each Borrower and to execute the above referenced Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated hereunder, and to consent to the remedies following an Event of Default as provided herein.

    CORPORATE RESOLUTIONS - GUARANTORS. Borrowers have provided or will provide Lender with certified copies of resolutions properly adopted by the Board of Directors of each Guarantor (or by a duly organized and authorized committee of the Board of Directors, if appropriate), and certified by the corporate secretary or assistant secretary of each Guarantor, under which the Board of Directors of each Guarantor (or a duly organized and authorized committee of the Board of Directors, if appropriate) authorized one or more designated officers or employees to execute the Related Documents on behalf of each Guarantor, and to consummate the transactions as contemplated hereunder, and to consent to the remedies provided for under the Related Documents.

    CERTIFICATION. Where required by Lender, each Borrower has provided or will provide Lender with a certificate executed by the principal or executive officer of each Borrower, certifying that the representations and warranties set forth in this Agreement are true and correct, and further certifying that no Event of Default presently exists under this Agreement, or under the Note, or under any Security Agreement directly or indirectly securing repayment of the same, as of the date hereof.

10-06-97                       LOAN AGREEMENT                           PAGE 15
LOAN NO.                        (CONTINUED)
================================================================================

    OPINION OF COUNSEL. Where required by Lender, Borrowers have provided or will provide Lender with an opinion of counsel for Borrowers certifying to and that: (a) this Agreement and the Note and Security Agreements constitute valid and binding obligations on the part of each Borrower that are enforceable in accordance with their respective terms; (b) each Borrower and each Guarantor is validly existing and in good standing; (c) each Borrower has authority to enter into this Agreement and to consummate the transactions contemplated hereunder; (d) each Guarantor has authority to enter into the Related Documents and to consummate the transactions contemplated hereunder; and (e) such other matters as may have been requested by Lender or by counsel for Lender.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

    AMENDMENTS. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana and all Advances and payments to be made hereunder shall be delivered in Louisiana. Lender and Borrowers hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or any Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

    CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

    CONSENT TO LOAN PARTICIPATION. Each Borrower agrees and consents to sale or transfer by Lender, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about any Borrower or about any other matter relating to the Loan, and each Borrower consents to the disclosure of such information by Lender to any one or more purchasers, or potential purchasers, and hereby waives any rights to privacy it may have with respect to such disclosure by Lender, but each Borrower specifically reserves its rights to privacy with respect to any further disclosure or dissemination of such information by purchasers or potential purchasers. Lender agrees to notify Borrowers of any sale or transfer of (a) the Loan in its entirety, and (b) any assignment of the "lead lender" position if participation interests in the Loan are sold or transferred. Each Borrower additionally waives any and all other notices of sale of participation interests, as well as all notices of any repurchase of participation interests. Each Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under this Agreement and under the participation agreement or agreements governing the sale of such participation interests.

    CONTROLLING TERMS. The Related Documents shall contain such terms and provisions as the parties thereto shall agree (including provisions for repayment, interest and security) and the terms and conditions of each of the Related Documents shall be cumulative and in addition to the terms and provisions of this Agreement, which shall apply to all other Related Documents. This Agreement and all of the other Related Documents shall be construed in such a manner as to give full force and effect to all provisions of this Agreement and the other Related Documents; however, in the event of any irreconcilable conflict between the terms and provisions contained in this Agreement and in any of the other Related Documents, the terms and provisions of this Agreement shall control.

    COSTS AND EXPENSES. Borrowers agree to pay, upon demand, all of the out-of-pocket expenses of Lender, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. If an Event of Default occurs, Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrowers will pay that amount. This includes, subject to any limits under applicable law, attorneys' fees and legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrowers also will pay any court costs, in addition to all other sums provided by law.

    ENTIRE AGREEMENT. This Agreement, the Note, and the other Related Documents, embody the final, entire agreement of the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof (including, without limitation, the Loan Agreement dated SEPTEMBER 11, 1996, between SEARCH FUNDING II, INC., and Lender, as amended, which is hereby terminated without any obligation of any party thereto to any other party thereto) and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS AGREEMENT.

    MAXIMUM INTEREST RATE. No provision of this Agreement, the Note, or any other Related Document shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law ("THE MAXIMUM RATE"). If interest in excess of the Maximum Rate is provided for in this Agreement, in any other Related Document, or otherwise in connection with the Loan, or is adjudicated to be so provided, the provisions of this section shall govern and prevail and no Borrower, Guarantor or Grantor, shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of Advances made under this Agreement. In the event Lender ever receives, collects or applies, as interest due and payable under the Note, any sum in excess of the Maximum Rate, the amount of the excess shall be applied as a payment and reduction of the principal of the indebtedness represented by the Note; and if the principal of the indebtedness represented by the Note has been fully paid, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not interest paid or payable exceeds the Maximum Rate, Borrowers and Lender shall, to the extent permitted by applicable law,
    (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread, in equal or unequal parts, the total amount of interest throughout the entire contemplated term of the indebtedness represented by the Note so that interest for the entire term does not exceed the Maximum Rate.

    NOTICES. To give Borrowers any notice required under this Agreement, Lender may hand deliver or mail such notice to any Borrower at the chief executive office address specified for any Borrower in this Agreement, or at any other address that Borrowers may have given to Lender by written notice as provided in this paragraph. Notice to a single Borrower shall be considered as notice to all Borrowers. To give Lender any notice under this Agreement, Borrowers may hand deliver or mail such notice to Lender at the address specified in this Agreement, or at any other address that Lender may have given to Borrowers (or any Borrower) by written notice as provided in this paragraph. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U. S. Mail in the form and to the address specified in this Agreement.

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

10-06-1997                        LOAN AGREEMENT                        PAGE 16
LOAN NO.                           (CONTINUED)
================================================================================

    SOLE DISCRETION OF LENDER. Whenever consent or approval of Lender is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole, but reasonable, discretion of Lender, and the decision of Lender shall be final and conclusive, absent manifest error.

    SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of any Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. No Borrower shall have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

    SURVIVAL. All warranties, representations, and covenants made by each Borrower in this Agreement or in any certificate or other instrument delivered by any Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and any Borrower, any Guarantor or any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of any Borrower, any Guarantor or any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

EACH BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND EACH BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF OCTOBER 6, 1997.



BORROWERS:
SEARCH FUNDING II, INC.




By  /s/ ROBERT D. IDZI
  -----------------------------------------------------
    Robert D. Idzi, Senior Executive Vice President




SEARCH FINANCIAL SERVICES HOLDING COMPANY
SEARCH FINANCIAL SERVICES OF FLORIDA, INC.
SEARCH FINANCIAL SERVICES OF GEORGIA, INC.
SEARCH FINANCIAL SERVICES OF LOUISIANA, INC.
SEARCH FINANCIAL SERVICES OF OKLAHOMA, INC.
SEARCH FINANCIAL SERVICES OF PUERTO RICO, INC.
SEARCH FINANCIAL SERVICES OF TENNESSEE, INC.
SEARCH FINANCIAL SERVICES OF TEXAS, INC.







By:  /s/ ROBERT D. IDZI
   ----------------------------------------------------
    Robert D. Idzi,
    Senior Executive Vice President of each entity



LENDER:
HIBERNIA NATIONAL BANK




By: /s/ BARRY G. MCMAHON
   ----------------------------------------------------
    Authorized Officer